INVESTMENTS	6 Months Ended
Jun. 30, 2023
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS	INVESTMENTS
The Manager has a variable interest in the Company, an unconsolidated VIE. It has been determined that the Manager is not the primary beneficiary mainly due to its lack of power to unilaterally make decisions about the activities that most significantly impact the VIE’s returns. The Manager accounts for its interest in Brookfield Asset Management ULC using the equity method of accounting as it has significant influence from its 25% equity interest and its ability to appoint two directors on the VIE’s board.
The summarized financial information and results of the Company’s equity method investment in Brookfield Asset Management ULC as at June 30, 2023 and December 31, 2022, and for the three and six months ended June 30, 2023 are outlined in the tables below:

AS AT JUNE 30, AND DECEMBER 31, (MILLIONS)	2023	2022
Cash	$2,918	$3,545
Investments	7,364	6,877
Assets	14,060	14,087
Liabilities	2,590	2,670
Preferred shares redeemable non-controlling interest	2,032	1,811
Equity	9,438	9,606

FOR THE PERIODS ENDED JUNE 30, (MILLIONS)	Three Months Ended	Six Months Ended
	2023	2023
Revenues	$985	$2,039
Expenses	(350)	(816)
Net income	580	1,096
Net (income) loss attributable to preferred share redeemable non-controlling interest	(90)	(71)
Net (income) loss attributable to non-controlling interest	(35)	(54)
Net income attributable to the common stockholders	455	971
As of June 30, 2023, the carrying value of the equity method investment was equal to the Manager’s interest in the Company’s underlying net assets.
For the three and six months ended June 30, 2023, the Manager’s share of net income from the Company was $114 million and $243 million respectively. The Manager received cash distributions from the Company of $263 million as of June 30, 2023. The Manager had a cumulative deficit of $1 million.